UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 2005


                           WHITNEY HOLDING CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


        Louisiana                   0-1026                 72-6017893
     -----------------           -------------         ------------------
     (State or Other              (Commission             (IRS Employer
     Jurisdiction of              File Number)           Identification No.)
     Incorporation)

              228 St. Charles Avenue, New Orleans, Louisiana 70130
           -----------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (504) 586-7272
                              ---------------------
              (Registrant's Telephone Number, including Area Code)

                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On June 22, 2005, the Whitney Holding Corporation Board of Directors approved the following fee schedule for nonemployee directors to be effective July 1, 2005: (1) an annual retainer fee of $12,000, (2) additional annual retainer fees of $5,000 for the Chairman of the Audit Committee and $2,500 each for the Chairmen of the Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee, (3) $1,500 for each Board meeting attended, and (4) $1,250 for each committee meeting attended subject to a limit of two on the same day.

                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WHITNEY HOLDING CORPORATION


                                                By: ____________________________
                                                    Thomas L. Callicutt, Jr.
                                                    Executive Vice President
                                                    and Chief Financial Officer

Date:  June 23, 2005